SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 10, 2003

ShoLodge, Inc.
(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

ITEM 5 – OTHER EVENTS AND REQUIRED FD DISCLOSURE
ITEM 7–FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
Signatures
EX-99.1 PRESS RELEASE 11/10/03

ITEM 5 – OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On November 10, 2003, the Company’s wholly-owned subsidiary, GuestHouse International Franchise Systems, Inc., issued a press release announcing the first joint franchise owners council meeting involving the GuestHouse International Franchise Advisory Committee and the former Shoney’s Inn Franchise Owner’s Council, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7–FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits:

99.1	Press Release dated November 10, 2003

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: November 10, 2003	By:	/s/ Bob Marlowe
Bob Marlowe Secretary-Treasurer Chief Accounting Officer